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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 12, 2000 included (or incorporated by reference) in Vision Sciences, Inc.'s Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP
Arthur Andersen LLP

Boston, Massachusetts
October 25, 2000